UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 30, 2023

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-31157	23-2507402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

720 Pennsylvania Drive

Exton, Pennsylvania 19341

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code

(610) 646-9800

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ISSC	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On July 7, 2023, Innovative Solutions and Support, Inc. (the “Company”) filed a Current Report on Form 8-K reporting that on June 30, 2023 the Company entered into and closed the transactions contemplated by that certain Asset Purchase and License Agreement with Honeywell International Inc. (“Honeywell”), pursuant to which Honeywell sold, assigned or licensed certain assets related to its legacy inertial, communication and navigation product lines (the “Acquired Business”).

This Current Report on Form 8-K/A amends the original Form 8-K to provide the historical financial statements of the Acquired Business required under Item 9.01(a) of Form 8-K and the pro forma financial information required under Item 9.01(b) of Form 8-K. Except as set forth herein, this amendment does not amend, modify or update the disclosure contained in the original Form 8-K (including the exhibits thereto).

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited abbreviated financial statements of the Acquired Business as of and for the years ended December 31, 2021 and 2022, and the unaudited abbreviated financial statements of the Acquired Business as of and for the period ended June 30, 2023, in each case with the accompanying notes, together with the Independent Auditors’ Report thereon, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company and the Acquired Business for the nine months ended June 30, 2023 and for the year ended September 30, 2022 are included as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of Grant Thornton LLP.
99.1	Audited abbreviated financial statements of the Acquired Business as of and for the years ended December 31, 2021 and 2022 and unaudited abbreviated financial statements of the Acquired Business as of and for the period ended June 30, 2023, including notes thereto and Independent Auditors’ report thereon.
99.2	Unaudited pro forma condensed combined financial statements of the Company and the Acquired Business for the nine months ended June 30, 2023 and for the year ended September 30, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

Date:	September 13, 2023	By:	/s/ Michael Linacre
Michael Linacre
Chief Financial Officer